UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:  October 23, 2014

(Date of earliest event reported)

REVA MEDICAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-54192	33-0810505
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5751 Copley Drive, San Diego, CA	92111
(Address of principal executive offices)	(Zip Code)

(858) 966-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure.

On October 23, 2014, Reva Medical, Inc. (the “Company”) lodged a prospectus (the “Australian Prospectus”) with the Australian Securities and Investments Commission and the Australian Securities Exchange relating to the previously announced offering of an aggregate of 250 convertible notes (the “Notes”), each having an issue price of US$100,000 and a face value of US$100,000, together with 35,000 options for each of the Notes purchased, with each option entitling the holder thereof to subscribe for one share of the Company’s common stock.

The foregoing description of the Australian Prospectus is not complete and is qualified in its entirety by reference to the Australian Prospectus, which is filed as Exhibit 99.1 to this current report and incorporated herein by reference.

Item 8.01  Other Events.

The disclosure in Item 7.01 above regarding the Australian Prospectus is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)                                                         Exhibits.

Exhibit Number	Description of Exhibits
99.1	Australian Prospectus dated October 23, 2014 lodged with the Australian Securities and Investments Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

REVA Medical, Inc.

Date: October 24, 2014	/s/ Katrina L. Thompson
Katrina L. Thompson
Chief Financial Officer
(principal financial and accounting officer)

Index to Exhibits

Exhibit Number	Description of Exhibits
99.1	Australian Prospectus dated October 23, 2014 lodged with the Australian Securities and Investments Commission.